Prospectus Supplement filed under Rule 424(b)(3)
                                                      Registration No. 333-45569

                              Prospectus Supplement

     The Prospectus dated February 4, 1998 relating to the offer for resale of up to $250,000,000 aggregate principal amount of The Interpublic Group of Companies, Inc.'s 1.80% Convertible Subordinated Notes due September 16, 2004 is hereby supplemented to include the following information in the "Selling Securityholders" table in the Prospectus Supplement dated February 25, 1998:


                                                              Principal Amount
                                                               of Registered
                        Selling Holders                              Noted
----------------------------------------------------------- -------------------
Baird, Patrick & Co., Inc..................................         $600,000
----------------------------------------------------------- -------------------
Total of Above.............................................         $600,000
                                                            ===================

                This Prospectus Supplement is dated May 11, 1999.